           NUMBER                       [IMAGE]

          CLASS A                                                  CLASS A
        COMMON STOCK                                            COMMON STOCK

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
  OF THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS
                                  [REVLON, INC. LOGO]
    THIS CERTIFICATE IS
  TRANSFERABLE IN NEW YORK                                    CUSIP 761525 50 0


    ------------------------------------------------------------------------
     THIS CERTIFIES THAT







     IS THE OWNER OF
    ------------------------------------------------------------------------

       FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF Revlon, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of the certificate to properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and all amendments thereto, to all of which the holder by acceptance hereof assents.

This certificate is not valid until countersigned and registered by the Transfer
                              Agent and Registrar.

         Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated
         /s/Robert K. Kretzman                                  /s/Jack L. Stahl
         ---------------------                                  ----------------
         SECRETARY                                              PRESIDENT

                                 [IMAGE OF SEAL]



                          COUNTERSIGNED AND REGISTERED
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
                                   BY
                                                            AUTHORIZED SIGNATURE





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         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM  - as tenants in common                      UNIF GIFT MIN ACT -- _______Custodian______
          TEN ENT  - as tenants by the entireties                                   (Cust)         (Minor)
          JT TEN   - as joint tenants with right of                                 under Uniform Gifts to
                     survivorship and not as tenants                                Minors Act _______
                     in common                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

      For Value Received, ___________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 --------------------------------------

 --------------------------------------



 _______________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

 _______________________________________________________________________________


 _______________________________________________________________________________

 ________________________________________________________________________ Shares
 of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 ______________________________________________________________________ Attorney
 to transfer the said stock on the books of the within named
 Corporation with full power of substitution in the premises.

 Dated _________________


                               _________________________________________________
                               NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.